BEA Income Fund, Inc.
153 East 53rd Street
New York, NY 10022

---------------------------------------------

OFFICERS AND DIRECTORS

William W. Priest, Jr.                  Hal Liebes
CHAIRMAN OF THE BOARD                   SENIOR VICE PRESIDENT
Prof. Enrique R. Arzac                  Michael A. Pignataro
DIRECTOR                                SECRETARY
Lawrence J. Fox                         Wendy S. Setnicka
DIRECTOR                                VICE PRESIDENT
James S. Pasman, Jr.                    AND TREASURER
DIRECTOR                                Paul Roselli
Richard J. Lindquist                    ASSISTANT TREASURER
PRESIDENT AND CHIEF
INVESTMENT OFFICER
Suzanne E. Moran
INVESTMENT OFFICER

--------------------------------------------------------

INVESTMENT ADVISER
BEA Associates
153 East 53rd Street
New York, New York 10022
Phone 1-800-293-1232
--------------------------------------------------------

ADMINISTRATOR
Chase Global Funds Services Co.
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------

SHAREHOLDER SERVICING AGENT
The Chase Manhattan Bank
4 New York Plaza
New York, New York 10004
Phone 1-800-428-8890
--------------------------------------------------------

LEGAL COUNSEL
Willkie Farr & Gallagher
787 Seventh Avenue
New York, New York 10019
--------------------------------------------------------

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------

INCREASE YOUR FUND HOLDINGS THROUGH DIVIDEND REINVESTMENT AND DIRECT CASH PURCHASES

The Fund offers the opportunity for all shareholders to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, participating shareholders receive, in lieu of cash dividends, common stock of the Fund. In addition, participants in the Plan have the option of making voluntary cash payments of $100 to $3,000 (per investment period), plus any dividends received in cash, to the Plan Agent to purchase Fund shares in the open market. A description of the Plan and additional information concerning terms and conditions, and any applicable charges relating to the Plan, is included at the back of this report.

            --------------------------------------------------------

                             BEA Income Fund, Inc.

                 ---------------------------------------------

                               SEMI-ANNUAL REPORT
                                 June 30, 1998

BEA INCOME FUND, INC.

----------
Dear Shareholders:                                                 July 24, 1998

We are pleased to report on the activities of the BEA Income Fund, Inc. (the "Fund") for the six-months ended June 30, 1998 and to discuss our investment strategy.

    At June 30, 1998, the Fund's net asset value ("NAV") was $8.41, compared to an NAV of $8.44 at December 31, 1997. The Fund's total return (based on NAV and assuming reinvestment of dividends of $0.36 per share) for the period was 3.95%. For the twelve months ended June 30, 1998, the Fund's total return was 11.83% (based on NAV and assuming reinvestment of dividends of $0.72 per share).

    At June 30, 1998, $213.3 million was invested in high yield debt securities; $59.1 million in investment-grade debt securities; $19.0 million in equity securities; and the balance of $6.3 million in cash equivalents. The investment-grade component consisted of short and intermediate-term mortgages, asset-backed securities and corporate bonds of intermediate maturity. Of the debt securities, the largest concentration (44.4%) was invested in B-rated issues.

THE MARKET: ASIA, AGAIN

    The major influence on financial markets worldwide in the second quarter was the ongoing deterioration of macroeconomic conditions throughout Asia, notably Japan. Not only did the Japanese government fail to respond to growing external pressure for substantive measures to revive the economy, but data announced for the first quarter officially classified the economy as being in recession. A massive sell-off in the yen followed the mid-June announcement.

    As they did in the fourth quarter of 1997, fixed income investors reacted to the news from Asia with a classic "flight to quality" rally that favored high-grade, liquid securities such as U.S. Treasury bonds. High yield generated positive returns despite the market's clear preference for stronger credits, but still underperformed all investment-grade sectors. The Salomon Smith Barney High-Yield Market Index, for example, gained a scant 1.0%. As a result, yield spreads between high yield and comparable Treasury issues widened to 417 basis points from 378 basis points at the end of March.

Other factors negatively impacted high yield as well:

- The level of new issuance, which for so long had supplied the fuel for the market's buoyant growth, finally became more than investors could comfortably absorb. Total new issuance for the quarter reached a staggering $56.3 billion, up from $49.7 billion in the first quarter.

- The pace of cash inflows into high yield mutual funds slowed. Inflows were sizable at $4.2 billion, but were 46% lower than the $7.8 billion recorded in the first quarter.

- The overall high yield market tended to act more in line with stocks than bonds. With equity investors concerned about Asia and the prospects for an increase in interest rates, this tended to dampen high yield's performance.

- Although most high yield issuers have little direct exposure to Asia, the market was indirectly affected by Asia in two ways. The first was declining sentiment in the equity market. Second was concern that a less favorable environment for stocks would result in fewer new equity issues, which would suggest fewer opportunities for high yield issuers to raise capital.

PORTFOLIO REVIEW

    One of the factors that helped the Fund's performance during the first quarter meaningfully reduced performance in the second quarter. This was our substantial overweighting of the telecommunications sector.

    A significant proportion of telecom high yield debt is in the form of zero-coupon securities that do not pay interest until at least four years after issuance. Because of this latter characteristic and the fact that most zeros have fairly long maturities (I.E., they are more interest-rate sensitive than average and therefore more volatile), zero prices tend to fluctuate much more like stocks than bonds. Since stocks and high yield were relatively weak in the second quarter, then, telecom debt underperformed. The Fund's return suffered disproportionately, as telecom is the largest sector allocation in the portfolio and weighted nearly 50% higher than in the broad high yield market (I.E., the Salomon Smith Barney index).

OUTLOOK: REMAINING POSITIVE

    In spite of the second-quarter picture that we painted earlier, we see little reason to change our positive view on the high yield market. The economy remains in good shape, and the key macroeconomic indicators of interest rates and inflation are low and should generally stay that way at least over the next few months. We expect that the Federal Reserve will leave interest rates unadjusted, as it has since March 1997.

    That said, we sense rising uncertainty about prospects for the equity market. Stocks are surging to new highs and their valuations are reaching unsustainable levels. The outlook for corporate profitability and earnings, furthermore, is less clear than previously. These factors suggest that activity in the high yield market should become more complicated.

    Our fundamental strategy is unchanged. We continue to favor issues at the higher end of the high yield credit spectrum and are keeping the portfolio most heavily weighted in the telecommunications, cable/media and gaming sectors. In this context we note the announcement in late June of the acquisition of TeleCommunications Inc. (TCI) by AT&T Corp. The AT&T/TCI deal is in line with our expectations for ongoing consolidation activity both in telecom and cable/media, and we anticipate that its effects will continue to be felt in the high yield market into the third quarter.

    As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

    We appreciate your interest in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio management or allocations should be directed to BEA Associates at (800) 293-1232. All other inquiries regarding account information or requests for a prospectus or other reports should be directed to the Fund's Shareholder Servicing Agent at (800) 428-8890.

Sincerely yours,

           [SIGNATURE]

Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT OFFICER*

            [SIGNATURE]

William W. Priest, Jr.
CHAIRMAN OF THE BOARD*

    * Richard J. Lindquist, who is a member of the Executive Committee and is an Executive Director of BEA Associates, is primarily responsible for management of the Fund's assets. He has served in such capacity since November 21, 1996. Prior to that date, he served as Vice President to the Fund, a position he assumed on August 15, 1989. Mr. Lindquist joined BEA Associates on May 1, 1995 as a result of BEA's acquisition of CS First Boston Investment Management Corporation ("CSFBIM"). Prior to joining BEA Associates and beginning in July, 1989, he held various offices at CSFBIM. Mr. Lindquist is also President and Chief Investment Officer of BEA Income Fund, Inc.

    William W. Priest, Jr., who is Chairman of the Executive Committee and holds the offices of Executive Director and Chief Executive of BEA Associates, joined BEA Associates in 1972. Mr. Priest is Director and President of The Indonesia Fund, Inc. and Director and Chairman of the Board of BEA Income Fund, Inc.; The Brazilian Equity Fund, Inc.; The Chile Fund, Inc.; The Emerging Markets Infrastructure Fund, Inc.; The Emerging Markets Telecommunications Fund, Inc.; The First Israel Fund, Inc.; The Latin America Equity Fund, Inc.; The Latin America Investment Fund, Inc.; and The Portugal Fund, Inc.

PORTFOLIO OF INVESTMENTS (UNAUDITED)

---------

JUNE 30, 1998

                                                                           Face
                                                            Moody's       Amount       Value
                                                            Ratings       (000)      (Note A-1)
--------------------------------------------------------------------------------
-------------
DOMESTIC SECURITIES (100.1%)
--------------------------------------------------------------------------------
-------------
CORPORATE OBLIGATIONS (80.8%)
--------------------------------------------------------------------------------
-------------
AEROSPACE/DEFENSE (0.1%)
      (3)  Sabreliner Corp.
            Sr. Notes
            11.00%, 6/15/08                                     B3      $      200  $    200,500
           Wyman-Gordon Co.
            Sr. Notes
            8.00%, 12/15/07                                    Ba2             150       153,375
                                                                                    ------------
           GROUP TOTAL                                                                   353,875
                                                                                    ------------
--------------------------------------------------------------------------------
-------------
AUTOMOTIVE (2.1%)
      (3)  BREED Technologies Inc.
            Gtd. Sr. Sub. Notes
            9.25%, 4/15/08                                      B3             600       592,500
           Cambridge Industries, Inc.
            Series B, Gtd.
            Sr. Sub. Notes
            10.25%, 7/15/07                                     B3             500       516,250
           Collins & Aikman Products Corp.
            Gtd. Sr. Sub. Notes
            11.50%, 4/15/06                                     B2             650       721,500
           Consorcio G Grupo Dina S.A./MCII Holdings
            (U.S.A.), Inc.
            Sr. Secured Discount Notes
            Zero Coupon, 11/15/02                              N/R           1,950     1,845,187
           Oxford Automotive, Inc.
            Gtd. Sr. Sub. Notes
            10.125%, 6/15/07                                  Caa1             100       105,500
      (3)  10.125%, 6/15/07                                   Caa1             925       975,875
           Safety Components International, Inc.
            Series B, Gtd. Sr. Sub. Notes
            10.125%, 7/15/07                                    B3             500       518,750
           Stanadyne Automotive Corp.
            Series B, Gtd. Sr. Sub. Notes
            10.25%, 12/15/07                                  Caa1             400       409,000
      (3)  Walbro Corp.
            Gtd. Sr. Notes
            10.125%, 12/15/07                                   B2             300       298,875
                                                                                    ------------
           GROUP TOTAL                                                                 5,983,437
                                                                                    ------------
--------------------------------------------------------------------------------
-------------
BROADCASTING (4.2%)
      (8)  Australis Holdings Pty. Ltd.
            Yankee Sr. Secured Discount Notes
            0.00%, 11/1/02                                     N/R           3,350       335,000
           Australis Media Ltd.:
            Yankee Units
            15.75%, 5/15/03                                      C           2,377       237,712
           Yankee Gtd. Sr. Secured
            Discount Notes
            15.75%, 5/15/03                                      C              37         3,649

                                                                           Face
                                                            Moody's       Amount       Value
                                                            Ratings       (000)      (Note A-1)
--------------------------------------------------------------------
-------------
      (8)  Capstar Broadcasting Partners, Inc.
            Sr. Discount Notes
            0.00%, 2/1/09                                      N/R      $    2,000  $  1,520,000
           Digital Television Services/ L.L.C., Inc./DTS
            Capital, Inc.
            Series B, Gtd. Sr. Sub. Notes
            12.50%, 8/1/07                                      B3             750       856,875
      (8)  EchoStar Communications Corp.
            Gtd. Sr. Discount Notes
            0.00%, 6/1/04                                       B2             450       436,500
           Fox/Liberty Networks L.L.C.
            Sr. Notes
            8.875%, 8/15/07                                     B1             500       506,250
           Granite Broadcasting Corp.:
            Sr. Sub. Notes
            9.375%, 12/1/05                                     B3             300       304,500
      (3)   Series A, Sr. Sub. Notes
            8.875%, 5/15/08                                     B3             650       654,875
           Pegasus Media & Communications, Inc.
            Series B, Notes
            12.50%, 7/1/05                                      B2             250       282,500
           SFX Broadcasting, Inc.
            Series B, Sr. Sub. Notes
            10.75%, 5/15/06                                     B3             427       474,504
           Sinclair Broadcast Group, Inc.:
            Gtd. Sr. Sub. Notes
            8.75%, 12/15/07                                     B2             350       357,000
            Sr. Sub. Notes
            10.00%, 9/30/05                                     B2             900       967,500
           Spanish Broadcasting System, Inc.
            Sr. Notes
            12.50%, 6/15/02                                     B2             500       571,875
           Turner Broadcasting Systems, Inc.
            Sr. Notes
            7.40%, 2/1/04                                     Baa3             820       853,825
      (8)  United International Holdings, Inc.,
            Series B, Sr. Discount Notes
            0.00%, 2/15/08                                      B3           1,700     1,045,500
           Univision Network Holding L.P.
            Sub. Notes
            Zero Coupon, 12/17/02                              N/R           1,500     1,755,000
           Young Broadcasting, Inc.:
            Series B, Gtd. Sr. Sub. Notes
            Sr. Sub. Notes 9.00%, 1/15/06                       B2             300       311,250
            Sr. Discount Notes 8.75%, 6/15/07                   B2             750       783,750
                                                                                    ------------
           GROUP TOTAL                                                                12,258,065
                                                                                    ------------
--------------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                                           Face
                                                            Moody's       Amount       Value
                                                            Ratings       (000)      (Note A-1)
--------------------------------------------------------------------
-------------
BUSINESS SERVICES & EQUIPMENT (0.2%)
      (3)  General Binding Corp.
            Gtd. Sr. Sub. Notes
            9.375%, 6/1/08                                      B2      $      250  $    254,375
      (3)  Iron Mountain Inc.
            Sr. Sub. Notes
            8.75%, 9/30/09                                      B3             200       204,000
                                                                                    ------------
           GROUP TOTAL                                                                   458,375
                                                                                    ------------
--------------------------------------------------------------------------------
-------------
CABLE (9.3%)
           Adelphia Communications Corp.
            Series B, Sr. Notes
            8.375%, 2/1/08                                      B2             550       552,750
           CCA Holdings Corp.
            Sr. Sub. Notes
            13.00%, 12/31/99                                   N/R           1,500     2,291,250
           CSC Holdings, Inc.:
            Sr. Sub. Notes
            9.875%, 5/15/06                                     B1             400       439,000
            Series B, Sr. Sub. Debentures
            8.125%, 8/15/09                                    Ba2             350       370,125
            Sr. Sub. Debentures
            9.875%, 2/15/13                                     B1             850       941,375
           Century Communications Corp.:
            Sr. Notes
            9.75%, 2/15/02                                     Ba3             500       535,000
            8.75%, 10/1/07                                     Ba3             400       423,000
      (3)   Series B, Sr. Discount
            Notes
            Zero Coupon, 1/15/08                               Ba3             650       294,125
           Charter Communications Southeast L.P.
            Series B, Sr. Notes
            11.25%, 3/15/06                                     B3             450       496,125
           Comcast Corp.
            Sr. Sub. Notes:
            9.125%, 10/15/06                                   Ba3             750       798,750
            9.375%, 5/15/05                                    Ba3             180       192,253
   (3)(8)  DIVA Systems Corp.
            Units
            0.00%, 3/1/08                                      N/R           2,176     1,120,439
      (8)  Diamond Cable Communications plc
            Yankee Discount Notes
            0.00%, 12/15/05                                   Caa1           1,500     1,245,000
           Falcon Holdings Group, L.P./Falcon Funding
            Corp.:
   (3)(8)   Sr. Discount Debentures
            0.00%, 4/15/10                                      B2           1,500       967,500
      (3)   Sr. Debentures
            8.375%, 4/15/10                                     B2             500       501,250
           Helicon Group L.P.
            Series B, Sr. Secured Notes
            11.00%, 11/1/03                                     B1             800       860,000
           InterMedia Capital Partners IV L.P./
            InterMedia Partners IV Capital Corp.
            Sr. Notes
            11.25%, 8/1/06                                      B2             650       727,187
                                                                           Face
                                                            Moody's       Amount       Value
                                                            Ratings       (000)      (Note A-1)
--------------------------------------------------------------------
-------------
           Jones Intercable, Inc.
            Sr. Notes
            7.625%, 4/15/08                                    Ba2      $    1,150  $  1,167,250
           Lenfest Communications, Inc.:
            Sr. Notes
            8.375%, 11/1/05                                    Ba3             500       531,250
            Sr. Sub. Notes
      (3)  8.25%, 2/15/08                                       B2             200       208,500
           10.50%, 6/15/06                                      B2           1,000     1,165,000
      (8)  Marcus Cable Co.
            Sr. Discount Notes
            0.00%, 12/15/05                                     B3           1,600     1,494,000
           NTL, Inc.:
      (8)   Series A, Sr. Deferred Coupon Notes
            0.00%, 4/15/05                                      B3           1,000       868,750
      (8)   Series B, Sr. Deferred Coupon Notes
            0.00%, 2/1/06                                       B3           1,050       866,250
            Series B, Sr. Notes
            10.00%, 2/15/07                                     B3             500       536,250
           Northland Cable Television, Inc.
            Gtd. Sr. Sub. Notes
            10.25%, 11/15/07                                    B3             500       533,750
           Olympus Communications, L.P./ Olympus Capital
            Corp.
            Series B, Sr. Notes
            10.625%, 11/15/06                                   B1           1,000     1,100,000
           OpTel, Inc.:
            Series B, Sr. Notes
            13.00%, 2/15/05                                     B3             500       552,500
            Sr. Notes
            11.50%, 7/1/08                                      B3           2,450     2,450,000
   (3)(8)  Renaissance Media Group
            Sr. Discount Notes
            0.00%, 4/15/08                                      B3           1,000       613,750
           Tele-Communications, Inc.
            Series C, Medium Term Notes
            6.34%, 2/1/02                                     Baa3             360       360,450
      (8)  Telewest Communications plc
            Yankee Sr. Sub. Discount Debentures
            0.00%, 10/1/07                                      B1           2,400     1,998,000
                                                                                    ------------
           GROUP TOTAL                                                                27,200,829
                                                                                    ------------
--------------------------------------------------------------------
-------------
CHEMICALS (1.7%)
           Applied Extrusion Technologies, Inc.
            Series B, Sr. Notes
            11.50%, 4/1/02                                      B2           1,500     1,591,875
           Harris Chemical N.A.
            Sr. Secured Debentures
            10.25%, 7/15/01                                    Ba1             150       156,000
           Huntsman Polymers Corp.
            Sr. Notes
            11.75%, 12/1/04                                     B1           1,000     1,103,750
           NL Industries Inc.:
            Sr. Secured Notes
            11.75%, 10/15/03                                    B1             250       276,250

    The accompanying notes are an integral part of the financial statements.

                                                                           Face
                                                            Moody's       Amount       Value
                                                            Ratings       (000)      (Note A-1)
--------------------------------------------------------------------
-------------
      (8)   Sr. Secured Discount Debentures
            0.00%, 10/15/05                                     B2      $      800  $    828,000
      (8)  Sterling Chemical Holdings, Inc.
            Sr. Secured Discount Notes
            0.00%, 8/15/08                                    Caa1           1,000       580,000
           Texas Petrochemical Corp.
            Series B, Sr. Sub. Notes
            11.125%, 7/1/06                                     B3             350       384,125
                                                                                    ------------
           GROUP TOTAL                                                                 4,920,000
                                                                                    ------------
--------------------------------------------------------------------------------
-------------
CONSTRUCTION & BUILDING MATERIALS (0.6%)
           American Architectural Products Corp.
            Gtd. Sr. Notes
            11.75%, 12/1/07                                   Caa1             650       676,000
           Collins & Aikman Floor Coverings, Inc.
            Series B, Sr. Sub. Notes
            10.00%, 1/15/07                                     B3             550       573,375
      (8)  Waxman Industries Inc.
            Series B, Sr. Secured Deferred Notes
            0.00%, 6/1/04                                     Caa1             600       574,500
                                                                                    ------------
           GROUP TOTAL                                                                 1,823,875
                                                                                    ------------
--------------------------------------------------------------------------------
-------------
CONSUMER PRODUCTS & SERVICES (2.0%)
      (8)  Coinstar Inc.
            Sr. Discount Notes
            0.00%, 10/1/06                                     N/R           1,700     1,411,000
           Doskocil Manufacturing Co., Inc.
            Gtd. Sr. Sub. Notes
            10.125%, 9/15/07                                    B3             500       530,000
           Fort James Corp.
            Notes
            6.234%, 3/15/01                                   Baa3             155       155,000
           Holmes Products Corp.
            Gtd. Sr. Sub. Notes
            9.875%, 11/15/07                                    B3             300       309,750
      (3)  Indesco International, Inc.
            Gtd. Sr. Sub. Notes
            9.75%, 4/15/08                                      B3             600       591,000
           Jordan Industries, Inc.
            Series B, Sr. Notes
            10.375%, 8/1/07                                     B3             750       768,750
      (3)  Packaged Ice, Inc.
            Gtd. Sr. Notes
            9.75%, 2/1/05                                       B3             100       101,000
           Playtex Products, Inc.
            Series B, Gtd. Sr. Notes
            8.875%, 7/15/04                                     B1             225       231,187
           Revlon Consumer Products Corp.
            Sr. Sub. Notes
            8.625%, 2/1/08                                      B3             700       701,750
           Revlon Worldwide (Parent) Corp.
            Series B, Sr. Secured Discount Notes
            Zero Coupon, 3/15/01                                B3             500       388,125
                                                                           Face
                                                            Moody's       Amount       Value
                                                            Ratings       (000)      (Note A-1)
--------------------------------------------------------------------
-------------
      (3)  Sealy Mattress Co.
            Gtd. Sr. Sub. Notes
            9.875%, 12/15/07                                    B3      $      200  $    208,000
      (2)  Town & Country Corp.
            Sr. Sub. Notes
            13.000%, 5/31/98 N/R                               N/R             878       349,076
                                                                                    ------------
           GROUP TOTAL                                                                 5,744,638
                                                                                    ------------
--------------------------------------------------------------------------------
-------------
ELECTRONICS (1.1%)
           Details, Inc.
            Series B,. Sr. Sub. Notes
            10.00%, 11/15/05                                   N/R             500       505,000
           Flextronics International Ltd.
            Yankee Series B, Sr. Sub. Notes
            8.75%, 10/15/07                                     B2             600       603,750
           Unisys Corp.:
            Series B, Sr. Notes
            12.00%, 4/15/03                                    Ba3           1,000     1,135,000
            Sr. Notes
            11.75%, 10/15/04                                   Ba3             225       259,875
            7.875%, 4/1/08                                     Ba3             250       250,312
           Viasystems, Inc.:
            Series B, Sr. Sub. Notes
            9.75%, 6/1/07                                       B3             150       147,000
            Sr. Sub. Notes
            9.75%, 6/1/07                                       B3             400       392,000
                                                                                    ------------
           GROUP TOTAL                                                                 3,292,937
                                                                                    ------------
--------------------------------------------------------------------------------
-------------
ENERGY (4.2%)
           Abraxas Petroleum Corp./ Canadian Abraxas
            Petroleum Ltd.
            Series D, Gtd. Sr. Notes
            11.50%, 11/1/04                                     B2           1,550     1,592,625
           Belden & Blake Energy Co.
            Series B, Gtd. Sr. Sub. Notes
            9.875%, 6/15/07                                    N/R             200       196,000
           Bellwether Exploration Co.
            Gtd. Sr. Sub. Notes
            10.875%, 4/1/07                                     B3           1,450     1,526,125
      (3)  Canadian Forest Oil, Ltd.
            Gtd. Sr. Sub. Notes
            8.75%, 9/15/07                                      B2             450       442,125
           Cliffs Drilling Co.
            Series D, Gtd. Sr. Notes
            10.25%, 5/15/03                                    N/R           1,100     1,163,250
           Dawson Production Services, Inc.
            Sr. Notes
            9.375%, 2/1/07                                      B1             450       443,250
           First Wave Marine, Inc.
            Gtd. Sr. Notes
            11.00%, 2/1/08                                      B3           1,000     1,065,000
           Giant Industries, Inc.
            Gtd. Sr. Sub. Notes
            9.00%, 9/1/07                                       B2             500       511,250
      (3)  Gothic Production Corp.
            Gtd. Sr. Secured Notes
            11.125%, 5/1/05                                     B3             500       477,500

    The accompanying notes are an integral part of the financial statements.

                                                                           Face
                                                            Moody's       Amount       Value
                                                            Ratings       (000)      (Note A-1)
--------------------------------------------------------------------
-------------
           H.S. Resources, Inc.:
            Gtd. Sr. Sub. Notes
            9.25%, 11/15/06                                     B2      $      600  $    606,000
            Sr. Sub. Notes
            9.875%, 12/1/03                                     B2             500       508,750
           KN Energy, Inc.
            Reset Put Notes
            6.30%, 3/1/01                                     Baa2           1,765     1,767,206
           Parker Drilling Co.
            Series D, Gtd. Sr. Notes
            9.75%, 11/15/06                                     B1             300       306,750
           Plains Resources, Inc.
            Series B, Gtd. Sr. Sub. Notes
            10.25%, 3/15/06                                     B2             375       390,937
           Southwest Royalties, Inc.
            Series B, Gtd. Sr. Notes
            10.50%, 10/15/04                                  Caa2             500       415,000
           TransAmerican Energy Corp.
            Series B, Sr. Secured Notes
            11.50%, 6/15/02                                     B3             450       426,937
           Wiser Oil Co.
            Gtd. Sr. Sub. Notes
            9.50%, 5/15/07                                      B2             450       419,625
                                                                                    ------------
           GROUP TOTAL                                                                12,258,330
                                                                                    ------------
--------------------------------------------------------------------------------
-------------
ENTERTAINMENT (3.1%)
           American Skiing Co.
            Series B, Sr. Sub. Notes
            12.00%, 7/15/06                                     B3             425       477,062
           Bally Total Fitness Holding Corp.
            Series B, Sr. Sub. Notes
            9.875%, 10/15/07                                    B3             350       360,500
           Booth Creek Ski Holdings, Inc.
            Series B, Sr. Sub. Notes
            12.50%, 3/15/07                                   Caa1           1,000     1,080,000
           Cinemark U.S.A., Inc.
            Series D, Sr. Sub. Notes
            9.625%, 8/1/08                                     N/R             250       257,500
           Genmar Holdings, Inc.
            Series A, Sr. Sub. Notes
            13.50%, 7/15/01                                   Caa2             500       500,000
           Hollywood Theaters, Inc.
            Gtd. Sr. Sub. Notes
            10.625%, 8/1/07                                     B3             400       433,500
      (3)  Outboard Marine Corp.
            Gtd. Sr. Notes
            10.75%, 6/1/08                                      B3             500       515,000
      (3)  Premier Cruises, Ltd.
            Gtd. Sr. Notes
            11.00%, 3/15/08                                   Caa2             900       600,750
      (3)  Production Resource Group, L.L.C./PRG Finance
            Group
            Gtd. Sr. Sub. Notes
            11.50%, 1/15/08                                   Caa2             750       725,625
      (3)  Regal Cinemas Inc.
            Sr. Sub. Notes
            9.50%, 6/1/08                                       B3           1,000     1,010,000
                                                                           Face
                                                            Moody's       Amount       Value
                                                            Ratings       (000)      (Note A-1)
--------------------------------------------------------------------
-------------
           Silver Cinemas, Inc.
            Sr. Sub. Notes
            10.50%, 4/15/05                                   Caa1      $    1,900  $  1,940,375
           Time Warner Inc.
            Debentures
            6.85%, 1/15/26                                     Ba1           1,140     1,174,200
                                                                                    ------------
           GROUP TOTAL                                                                 9,074,512
                                                                                    ------------
--------------------------------------------------------------------
-------------
FINANCIAL SERVICES (3.6%)
           AT&T Capital Corp.
            Series 4, Medium Term Notes:
            6.26%, 2/18/99                                    Baa3             290       290,528
            6.92%, 4/29/99                                    Baa3           1,100     1,107,348
            6.47%, 12/3/99                                    Baa3              60        60,067
           Associates Corp. of North America
            Sr. Debentures
            5.96%, 5/15/37                                     Aa3           1,215     1,221,075
           BellSouth Capital Funding Corp.
            Debentures
            6.04%, 11/15/26                                    Aa1           1,200     1,244,388
           Chase Manhattan Corp. Sub. Notes
            6.375%, 4/1/08                                      A1             310       310,000
           GMAC
            Medium Term Notes
            6.90%, 6/6/00                                       A2           2,000     2,034,180
           General Electric Capital Corp.
            Remarketed Reset Notes
            6.29%, 12/15/07                                    Aaa           1,150     1,158,303
           Long Island Savings
            Bank F.S.B.
            Notes
            7.00%, 6/13/02                                    Baa3             770       787,325
           Olympic Financial, Ltd.
            Sr. Notes
            11.50%, 3/15/07                                     B2             475       476,188
      (8)  PTC International
            Finance B.V.
            Gtd. Sr. Sub. Notes
            0.00%, 7/1/07                                       B3             350       241,500
           Westfed Holdings
            Sr. Debentures
            15.50%, 9/15/99                                    N/R           1,750     1,575,000
                                                                                    ------------
           GROUP TOTAL                                                                10,505,902
                                                                                    ------------
--------------------------------------------------------------------
-------------
FOOD & BEVERAGES (1.2%)
           AmeriServ Food Distribution, Inc.
            Gtd. Sr. Notes
            8.875%, 10/15/06                                    B1             650       654,875
           Archibald Candy Corp.
            Gtd. Sr. Secured Notes
            10.25%, 7/1/04                                      B2             550       584,375
      (3)  Eagle Family Foods, Inc.
            Gtd. Sr. Sub. Notes
            8.75%, 1/15/08                                      B3             300       292,125

    The accompanying notes are an integral part of the financial statements.

                                                                           Face
                                                            Moody's       Amount       Value
                                                            Ratings       (000)      (Note A-1)
--------------------------------------------------------------------
-------------
           Fleming Companies, Inc.
            Series B, Gtd. Sr. Sub. Notes
            10.50%, 12/1/04                                     B3      $      700  $    722,750
           International Home Foods, Inc.
            Gtd. Sr. Sub. Notes
            10.375%, 11/1/06                                    B2           1,000     1,106,250
                                                                                    ------------
           GROUP TOTAL                                                                 3,360,375
                                                                                    ------------
--------------------------------------------------------------------
-------------
HEALTH CARE (2.9%)
      (9)  Health & Retirement Property Trust
            Remarketed Reset Notes
            6.114%, 7/9/07                                    Baa2             710       709,360
           ICON Health & Fitness, Inc.
            Series B, Sr. Sub. Notes
            13.00%, 7/15/02                                     B3             500       536,250
           Integrated Health Services, Inc.:
            Series A, Sr. Sub. Notes
            10.25%, 4/30/06                                     B2             400       435,000
            Sr. Sub. Notes
            9.25%, 1/15/08                                      B2             100       103,750
           Meditrust:
            Remarketed Reset Notes
            6.075%, 8/15/02                                   Baa3             550       549,999
            Conv. Debentures
            7.50%, 3/1/01                                     Baa3           3,000     3,000,000
           Merck & Co.
            Series B, Medium Term Notes
            5.76%, 5/3/37                                      Aaa           1,440     1,461,600
           Paracelsus Healthcare
            Sr. Sub. Notes
            10.00%, 8/15/06                                     B1             750       742,500
      (3)  Pharmerica Inc.
            Gtd. Sr. Sub. Notes
            8.375%, 4/1/08                                      B2             500       497,500
           Vencor Operating, Inc.
            Gtd. Sr. Sub. Notes
            9.875%, 5/1/05                                      B3             400       393,000
                                                                                    ------------
           GROUP TOTAL                                                                 8,428,959
                                                                                    ------------
--------------------------------------------------------------------------------
-------------
INDUSTRIAL GOODS & MATERIALS (4.6%)
           AMTROL, Inc.
            Sr. Sub. Notes
            10.625%, 12/31/06                                   B3             400       391,000
           Atlantis Group, Inc.
            Sr. Notes
            11.00%, 2/15/03                                     B2             585       617,175
           CLARK Material
            Handling Co.
            Gtd. Sr. Notes
            10.75%, 11/15/06                                    B1             550       594,000
      (3)  Golden Ocean
            Group, Ltd.
            Gtd. Sr. Notes
            10.00%, 8/31/01                                     B3           1,548     1,220,985
           Haynes International, Inc.
            Sr. Notes
            11.625%, 9/1/04                                     B3             500       554,375
                                                                           Face
                                                            Moody's       Amount       Value
                                                            Ratings       (000)      (Note A-1)
--------------------------------------------------------------------
-------------
           IHF Holdings, Inc.
            Series B, Sr. Sec. Discount Notes
            0.00%, 11/15/04                                   Caa2      $    1,250  $  1,065,625
           Interlake Corp.
            Sr. Sub. Debentures
            12.125%, 3/1/02                                     B3           1,000     1,020,000
           International Knife & Saw, Inc.
            Sr. Sub. Notes
            11.375%, 11/15/06                                   B3             750       802,500
           MVE, Inc.
            Sr. Secured Debentures
            12.50%, 2/15/02                                     B3             850       863,813
           Motors and Gears, Inc.
            Series D, Sr. Notes
            10.75%, 11/15/06                                    B3           1,500     1,612,500
           Neenah Corp.
            Series B, Sr. Sub. Notes
            11.125%, 5/1/07                                     B3             500       545,000
           Park-Ohio Industries, Inc.
            Sr. Sub. Notes
            9.25%, 12/1/07                                      B2             400       408,000
           SRI Receivables Purchase Co., Inc.
            Series B, Notes
            12.50%, 12/15/00                                   N/R           1,500     1,582,500
           Seagate Technology, Inc.
            Sr. Debentures
            7.45%, 3/1/37                                      Ba1             400       397,500
           Specialty Equipment Companies, Inc.
            Sr. Sub. Notes
            11.375%, 12/1/03                                    B3           1,000     1,070,000
   (3)(8)  Thermadyne Holdings Corp.
            Sr. Discount Notes
            0.00%, 6/1/08                                     Caa1             650       359,937
      (3)  Thermadyne Mfg. LLC/ Thermadyne Capital Corp.
            Gtd. Sr. Sub. Notes
            9.875%, 6/1/08                                      B3             300       301,875
                                                                                    ------------
           GROUP TOTAL                                                                13,406,785
                                                                                    ------------
--------------------------------------------------------------------------------
-------------
METALS & MINING (3.5%)
           AK Steel Corp.
            Gtd. Sr. Notes
            10.75%, 4/1/04                                     Ba2           1,200     1,275,000
           Algoma Steel, Inc.
            Yankee First Mortgage Notes
            12.375%, 7/15/05                                    B1             450       501,750
      (3)  Bayou Steel Corp.
            First Mortgage Notes
            9.50%, 5/15/08                                      B2             500       495,000
           Gulf States Steel, Inc.
            First Mortgage Notes
            13.50%, 4/15/03                                     B1           1,200     1,212,000
           Kaiser Aluminum & Chemical Corp.
            Series D, Sr. Notes
            10.875%, 10/15/06                                   B1             675       725,625

    The accompanying notes are an integral part of the financial statements.

                                                                           Face
                                                            Moody's       Amount       Value
                                                            Ratings       (000)      (Note A-1)
--------------------------------------------------------------------
-------------
      (3)  Lodestar Holdings Inc.
            Sr. Notes
            11.50%, 5/15/05                                   Caa2      $      800  $    807,000
           Metallurg, Inc.
            Series B, Gtd. Sr. Notes
            11.00%, 12/1/07                                     B3             750       783,750
           Republic Engineered Steel, Inc.
            First Mortgage Bonds
            9.875%, 12/15/01                                  Caa1           1,135     1,112,300
           Sheffield Steel Corp.
            Series B, First Mortgage Notes
            11.50%, 12/1/05                                    N/R             750       772,500
           WCI Steel, Inc.
            Series B, Sr. Secured Notes
            10.00%, 12/1/04                                     B2             925       945,812
           Weirton Steel Corp.
            Sr. Notes
            11.375%, 7/1/04                                     B2             625       665,625
           Wheeling-Pittsburg Corp.
            Sr. Notes
            9.25%, 11/15/07                                     B2             750       768,750
                                                                                    ------------
           GROUP TOTAL                                                                10,065,112
                                                                                    ------------
--------------------------------------------------------------------------------
-------------
PACKAGING/CONTAINERS (1.4%)
           AEP Industries, Inc.
            Sr. Sub. Notes
            9.875%, 11/15/07                                    B2             250       260,000
           BPC Holding Corp.
            Series B, Sr. Secured Notes
            12.50%, 6/15/06                                   Caa3             950     1,045,000
           Container Corp. of America
            Gtd. Sr. Notes
            9.75%, 4/1/03                                       B1             500       537,500
      (8)  Crown Packaging Enterprises Ltd.
            Yankee Sr. Secured Discount Notes
            0.00%, 8/1/06                                      Ca1           1,950        29,250
           Four M Corp.
            Series B, Gtd. Sr.
            Secured Notes
            12.00%, 6/1/06                                      B3             150       159,000
           Gaylord Container Corp.
            Series B, Sr. Notes
            9.75%, 6/15/07                                      B3             700       694,750
           Radnor Holdings, Inc.
            Series B, Gtd. Sr. Notes
            10.00%, 12/1/03                                     B2             250       260,625
           Riverwood International Corp.
            Gtd. Sr. Sub. Notes
            10.875%, 4/1/08                                   Caa1             600       607,500
           Stone Container
            Finance Co.
            Yankee Gtd. Sr. Notes
            11.50%, 8/15/06                                     B2             530       570,412
                                                                                    ------------
           GROUP TOTAL                                                                 4,164,037
                                                                                    ------------
--------------------------------------------------------------------
-------------
                                                                           Face
                                                            Moody's       Amount       Value
                                                            Ratings       (000)      (Note A-1)
--------------------------------------------------------------------
-------------
PAPER & FOREST PRODUCTS (2.0%)
           Ainsworth Lumber
            Co. Ltd.
            Yankee Sr. Secured Notes
            12.50%, 7/15/07                                     B3      $    1,250  $  1,342,187
           Crown Paper Co.
            Sr. Sub. Notes
            11.00%, 9/1/05                                      B3             550       594,000
           Mail-Well Corp.
            Sr. Sub. Notes
            10.50%, 2/15/04                                     B1           1,500     1,606,875
           Malette, Inc.
            Yankee Sr. Secured Debentures
            12.25%, 7/15/04                                    Ba3             180       199,800
           QUNO Corp.
            Yankee Sr. Notes
            9.125%, 5/15/05                                   Baa3             315       327,994
           Repap New Brunswick, Inc.
            Sr. Secured Debentures
            10.625%, 4/15/05                                  Caa1             700       708,750
           SD Warren Co.
            Series B, Sr. Sub. Notes
            12.00%, 12/15/04                                    B1           1,000     1,111,250
                                                                                    ------------
           GROUP TOTAL                                                                 5,890,856
                                                                                    ------------
--------------------------------------------------------------------------------
-------------
PUBLISHING & INFORMATION SERVICES (1.8%)
      (3)  American Lawyer Media, Inc.
            Gtd. Sr. Notes
            9.75%, 12/15/07                                     B1             450       466,875
           Ampex Corp.
            Series B, Sr. Notes
            12.00%, 3/15/03                                    N/R             750       780,000
           Belo (A.H.) Corp.
            Sr. Notes
            6.875%, 6/1/02                                    Baa2             750       768,750
      (8)  InterAct Systems, Inc.
            Sr. Discount Notes
            0.00%, 8/1/03                                      N/R             750       300,938
           Lamar Advertising Co.
            Gtd. Sr. Sub. Notes
            9.625%, 12/1/06                                     B1             250       267,500
      (3)  Level 3 Communications, Inc.
            Sr. Notes
            9.125%, 5/1/08                                      B3           1,000       972,500
      (8)  Liberty Group
            Publishing, Inc
            Sr. Discount Debentures
            0.00%, 2/1/09                                     Caa1             600       365,250
      (3)  Mentus Media Corp.
            Units
            12.00%, 2/1/03                                     N/R           1,350     1,353,375
                                                                                    ------------
           GROUP TOTAL                                                                 5,275,188
                                                                                    ------------
--------------------------------------------------------------------
-------------
REAL ESTATE (0.4%)
      (9)  Camden Property Trust
            Remarketed Reset Notes
            6.088%, 5/9/02                                    Baa2             660       659,661

    The accompanying notes are an integral part of the financial statements.

                                                                           Face
                                                            Moody's       Amount       Value
                                                            Ratings       (000)      (Note A-1)
--------------------------------------------------------------------
-------------
      (3)  EOP Operating Limited Partnership
            6.375%, 2/15/03                                   Baa1      $      500  $    496,875
                                                                                    ------------
           GROUP TOTAL                                                                 1,156,536
                                                                                    ------------
--------------------------------------------------------------------------------
-------------
RESTAURANTS, HOTELS & GAMING (6.5%)
           American Restaurant Group, Inc.
            Gtd. Sr. Secured Notes
            11.50%, 2/15/03                                     B3             750       771,562
      (3)  Bluegreen Corp.
            Gtd. Sr. Secured Notes
            10.50%, 4/1/08                                      B3           1,000     1,000,000
           Boyd Gaming Corp.
            Sr. Sub. Notes
            9.50%, 7/15/07                                      B1             150       154,500
           CapStar Hotel Co.
            Sr. Sub. Notes
            8.75%, 8/15/07                                     Ba3             375       390,000
      (2)  Capital Gaming International, Inc.
            Promissory Notes
            10.125%, 8/1/95                                    N/R               1             1
           Casino America, Inc.
            Gtd. Sr. Notes
            12.50%, 8/1/03                                      B1           1,400     1,582,000
           Casino Magic of Louisiana, Corp.
            Series B, Gtd. First Mortgage Notes
            13.00%, 8/15/03                                     B3           1,900     2,199,250
           Colorado Gaming & Entertainment, Co.
            Gtd. Sr. Notes
            12.00%, 6/1/03                                     N/R           1,480     1,595,099
           Elsinore Corp.
            Second Mortgage Notes
            13.50%, 8/20/01                                    N/R             790       790,000
           Empress River Casino Finance Corp.
            Gtd. Sr. Notes
            10.75%, 4/1/02                                     Ba2             500       544,375
           Friendly Ice Cream Corp.
            Gtd. Sr. Notes
            10.50%, 12/1/07                                     B1             500       527,500
           HMC Acquisition Properties,
            Series B, Gtd. Sr. Notes
            9.00%, 12/15/07                                    N/R             450       489,375
      (3)  Hard Rock Hotel, Inc.
            Sr. Sub. Notes
            9.25%, 4/1/05                                       B3             550       561,000
           Hollywood Park, Inc.
            Series B, Gtd. Sr. Sub. Notes
            9.50%, 8/1/07                                       B2             675       696,094
           Horseshoe Gaming L.L.C.:
            Series B, Gtd. Sr. Notes
            12.75%, 9/30/00                                     B1             750       832,500
            Series B, Sr. Sub. Notes
            9.375%, 6/15/07                                     B3           1,500     1,582,500
                                                                           Face
                                                            Moody's       Amount       Value
                                                            Ratings       (000)      (Note A-1)
--------------------------------------------------------------------
-------------
           Majestic Star Casino L.L.C.
            Sr. Exchange Secured Notes
            12.75%, 5/15/03                                     B2      $      200  $    218,000
           Mohegan Tribal Gaming Authority
            Series B, Sr. Secured Notes
            13.50%, 11/15/02                                   Ba1             900     1,159,875
           Prime Hospitality Corp.
            Secured First Mortgage Notes
            9.25%, 1/15/06                                     Ba2             975     1,033,500
           Red Roof Inns, Inc.
            Sr. Exchange Notes
            9.625%, 12/15/03                                    B2             700       721,000
           Santa Fe Hotel, Inc.
            Gtd. First Mortgage Notes
            11.00%, 12/15/00                                  Caa2             354       350,902
           Waterford Gaming L.L.C./ Waterford Gaming
            Finance Corp.
            Sr. Notes
            12.75%, 11/15/03                                   N/R           1,514     1,671,077
                                                                                    ------------
           GROUP TOTAL                                                                18,870,110
                                                                                    ------------
--------------------------------------------------------------------------------
-------------
RETAIL (4.1%)
   (3)(8)  Advance Holding Corp.
            Sr. Discount Debentures.
            0.00%, 4/15/09                                    Caa2           1,500       890,625
      (3)  Advance Stores Co.
            Gtd. Sr. Sub. Notes
            10.25%, 4/15/08                                   Caa1           2,000     2,072,500
           Brylane L.P.
            Series B, Gtd.
            Sr. Sub. Notes
            10.00%, 9/1/03                                      B1             500       526,250
      (3)  County Seat Stores, Inc.
            Units
            12.75%, 11/1/04                                    N/R           1,100     1,127,500
           Dairy Mart Convenience Stores, Inc.
            Sr. Sub. Notes
            10.25%, 3/15/04                                     B3             275       273,625
           Finlay Enterprises, Inc.
            Sr. Debentures
            9.00%, 5/1/08                                       B2             600       601,500
           Finlay Fine Jewelry Corp.
            Gtd. Sr. Notes
            8.375%, 5/1/08                                     Ba3           1,200     1,203,000
           Great American Cookie Co.
            Series B, Sr. Secured Debentures
            10.875%, 1/15/01                                    B3           1,250     1,293,750
           Jitney-Jungle Stores of America, Inc.:
            Gtd. Sr. Sub. Notes
            10.375%, 9/15/07                                   N/R             300       320,250
            Gtd. Sr. Notes
            12.00%, 3/1/06                                      B2             250       281,250

    The accompanying notes are an integral part of the financial statements.

                                                                           Face
                                                            Moody's       Amount       Value
                                                            Ratings       (000)      (Note A-1)
--------------------------------------------------------------------
-------------
           K Mart Corp.
            Debentures
            7.75%, 10/1/12                                     Ba2      $    1,175  $  1,182,344
           Mrs. Fields' Original Cookies, Inc.
            Series B, Gtd. Sr. Notes
            10.125%, 12/1/04                                    B2             800       776,000
           Pantry, Inc.
            Gtd. Sr. Sub. Notes
            10.25%, 10/15/07                                    B3             650       661,375
           Pathmark Stores, Inc.
            Sr. Sub. Notes
            9.625%, 5/1/03                                    Caa1             850       860,625
                                                                                    ------------
           GROUP TOTAL                                                                12,070,594
                                                                                    ------------
--------------------------------------------------------------------------------
-------------
TELECOMMUNICATIONS (16.6%)
           Advanced Radio Telecommunications Corp.
            Sr. Notes
            14.00%, 2/15/07                                   Caa2             900       954,000
      (3)  Bell Technology Group
            Units
            13.00%, 5/1/05                                     N/R           1,000     1,020,000
      (8)  COLT Telecom Group plc
            Yankee Units
            0.00%, 12/15/06                                     B2             400       352,000
      (8)  Clearnet Communications, Inc.
            Sr. Discount Notes
            0.00%, 12/15/05                                     B3             800       670,000
           Concentric Network Corp.
            Sr. Notes
            12.75%, 12/15/07                                   N/R             750       795,000
      (3)  Convergent Communications, Inc.
            Units
            13.00%, 4/1/08                                     N/R           1,250     1,250,000
   (3)(8)  DTI Holdings, Inc.
            Units
            0.00%, 3/1/08                                      N/R           2,350     1,251,375
      (3)  Dobson Wireline Co.
            Sr. Notes
            12.25%, 6/15/08                                    N/R           1,000       972,500
   (3)(8)  Dolphin Telecom plc
            Sr. Discount Notes
            0.00%, 6/1/08                                     Caa1             500       284,375
      (8)  E. Spire Communications, Inc.
            Sr. Discount Notes.
            0.00%, 11/1/05                                     N/R           1,700     1,411,000
      (3)  Exodus Communications, Inc.
            Sr. Notes
            11.25%, 7/1/08                                     N/R             700       700,875
      (8)  Echostar Satellite Broadcasting Corp.
            Sr. Secured Discount Notes
            0.00%, 3/15/04                                      B3             700       643,125
   (3)(8)  Focal Communications Corp.
            Sr. Discount Notes
            0.00%, 2/15/08                                     N/R           1,400       850,500
                                                                           Face
                                                            Moody's       Amount       Value
                                                            Ratings       (000)      (Note A-1)
--------------------------------------------------------------------
-------------
   (3)(8)  GST Telecommunications, Inc.
            Conv. Sr. Sub. Discount Notes
            0.00%, 12/15/05                                    N/R      $      200  $    161,250
      (8)  GST USA, Inc.
            Gtd. Sr. Exchange Discount Notes
            0.00%, 12/15/05                                    N/R           1,800     1,455,750
           GTE Corp.
            Debentures
            6.36%, 4/15/06                                    Baa1           1,000     1,005,000
           Geotek Communications, Inc.
            Conv. Sr. Sub. Notes
            12.00%, 2/15/01                                   Caa1           1,100        22,000
      (3)  Global Crossing Holdings Ltd.
            Gtd. Sr. Notes
            9.625%, 5/15/08                                    N/R             350       364,437
           Globalstar, L.P./Globalstar Capital Corp.
            Sr. Notes
            11.25%, 6/15/04                                     B3             500       486,250
            10.75%, 11/1/04                                     B3           1,000       957,500
      (3)   11.50%, 6/1/05                                      B3             200       194,750
      (8)  Hyperion Telecommunications, Inc.
            Series B, Sr. Discount Notes
            0.00%, 4/15/03                                      B3             450       337,500
      (8)  ICG Holdings, Inc.:
            Gtd. Sr. Secured Discount Notes
            0.00%, 5/1/06                                      N/R             600       477,000
            Gtd. Sr. Exchange
            Discount Notes
            0.00%, 3/15/07                                     N/R           2,000     1,470,000
            Gtd. Sr. Discount Notes
            0.00%, 9/15/05                                     N/R             650       555,750
   (3)(8)  ICG Services, Inc.
            Sr. Discount Notes:
            0.00%, 5/1/08                                      N/R           1,350       801,562
            0.00%, 2/15/08                                     N/R             500       304,375
           ITC DeltaCom, Inc.
            Sr. Notes
            11.00%, 6/1/07                                      B2             259       291,375
           Intermedia Communications, Inc.
            Series B, Sr. Notes
            8.875%, 11/1/07                                     B2             200       204,500
           Iridium Operating LLC / Iridium Capital
            Corp.:
            Series B, Gtd. Sr. Notes
            14.00%, 7/15/05                                     B3             500       556,250
            Series C/EN, Gtd.
            Sr. Notes
            11.25%, 7/15/05                                     B3             100       100,250
            Series D, Gtd. Sr. Notes
            10.875%, 7/15/05                                    B3             500       495,625
           Jacor Communications, Inc.
            Gtd. Sr. Sub. Notes
            8.00%, 2/15/10                                      B2             250       251,250

    The accompanying notes are an integral part of the financial statements.

                                                                           Face
                                                            Moody's       Amount       Value
                                                            Ratings       (000)      (Note A-1)
--------------------------------------------------------------------
-------------
           Jordan Telecommunications Products, Inc.:
            Series B, Sr. Notes.
            9.875%, 8/1/07                                     N/R      $      270  $    285,525
      (8)   Series B, Sr. Discount
            Notes
            0.00%, 8/1/07                                      N/R             625       518,750
      (3)  Long Distance International, Inc.
            Units
            12.25%, 4/15/08                                    N/R           1,500     1,507,500
           MCI Communications Corp.
            Sr. Notes
            6.50%, 4/15/10                                    Baa2             290       288,912
      (8)  McCaw International Ltd.
            Sr. Discount Notes
            0.00%, 4/15/07                                    Caa1           1,000       660,000
           McLeod USA, Inc.:
            Sr. Notes
            9.25%, 7/15/07                                      B2             400       414,000
      (8)   Sr. Discount Notes
            0.00%, 3/1/07                                       B2             800       596,000
   (3)(8)  MetroNet Communications Corp.:
            Sr. Discount Notes
            0.00%, 11/1/07                                      B3           1,100       731,500
            0.00%, 6/15/08                                      B3           1,150       708,687
      (8)  Microcell Telecommunications, Inc.
            Series B, Yankee Sr. Discount Notes
            0.00%, 6/1/06                                       B3             400       297,000
           NEXTLINK Communications, Inc.:
            Sr. Notes
            12.50%, 4/15/06                                     B3             350       405,125
   (3)(8)  Sr. Discount Notes
            0.00%, 4/15/08                                      B3           1,700     1,043,375
   (3)(8)  Nextel Communications, Inc.
            Sr. Discount Notes
            0.00%, 2/15/08                                      B2           1,700     1,088,000
           Orion Network Systems, Inc.
            Gtd. Sr. Notes
            11.25%, 1/15/07                                     B2             500       572,500
      (8)  Pagemart Nationwide, Inc.
            Sr. Discount Notes
            0.00%, 2/1/05                                       B3           1,750     1,557,500
           Petersburg Long
            Distance, Inc.:
   (3)(8)  Units
            0.00%, 6/1/04                                      N/R           1,610     1,489,250
      (3)   Conv. Sub. Notes
            9.00%, 6/1/06                                      N/R             230       240,350
   (3)(8)  Pinnacle Holdings, Inc.
            Sr. Discount Notes
            0.00%, 3/15/08                                     N/R             900       589,500
      (8)  Price Communications Corp./Price
            Communications Cellular Holdings, Inc.
            Sr. Discount Notes
            0.00%, 8/1/07                                     Caa1           1,150       802,125
                                                                           Face
                                                            Moody's       Amount       Value
                                                            Ratings       (000)      (Note A-1)
--------------------------------------------------------------------
-------------
      (8)  Qwest Communications International, Inc.
            Sr. Discount Notes
            0.00%, 10/15/07                                    Ba1      $    1,100  $    826,375
      (8)  RCN Corp.
            Series B, Sr. Discount Notes
            0.00%, 2/15/08                                      B3           1,000       607,500
           RSL Communications plc
            Gtd. Sr. Notes
            9.125%, 3/1/08                                      B3             250       242,500
   (3)(8)  Rhythms Netconnections
            Units
            0.00%, 5/15/08                                     N/R           1,500       735,000
           Rogers Cablesystems Ltd.
            Series B, Yankee Sr. Secured 2nd Priority
            Notes
            10.00%, 3/15/05                                    Ba3             300       333,000
           Rogers Cantel Inc.
            Yankee Sr. Secured Debentures
            9.375%, 6/1/08                                     Ba3             350       362,250
      (3)  Rural Cellular Corp.
            Sr. Sub. Notes
            9.625%, 5/15/08                                     B3             100        99,500
           Sprint Spectrum L.P./ Sprint Spectrum Finance
            Corp.
            Sr. Notes
            11.00%, 8/15/06                                    Ba2           1,500     1,725,000
           Star Choice
            Communications, Inc.
            Yankee Sr. Notes
            13.00%, 12/15/05                                    B3             500       510,625
      (3)  Startec Global Communications Corp.
            Units
            12.00%, 5/15/08                                    N/R             750       736,875
      (8)  TCI Satellite Entertainment, Inc.:
            Sr. Sub. Discount Notes
            0.00%, 2/15/07                                    Caa1             350       237,125
            Sr. Sub. Notes
            10.875%, 2/15/07                                  Caa1             700       696,500
           Talton Holdings, Inc.
            Series B, Gtd. Sr. Notes
            11.00%, 6/30/07                                     B2             500       538,750
      (8)  Teleport Communications Group, Inc.
            Sr. Discount Notes
            0.00%, 7/1/07                                     Baa3           1,150       989,000
           Teligent, Inc.
            Sr. Notes
            11.50%, 12/1/07                                   Caa1             750       761,250
      (8)  USN Communications Inc.
            Series B, Sr. Discount Notes
            0.00%, 8/15/04                                    Caa1             660       520,575
      (3)  Viatel, Inc.
            Units
            11.25%, 4/15/08                                   Caa1             850       892,500
           Western Wireless Corp.
            Sr. Sub. Notes
            10.50%, 2/1/07                                      B3             350       376,250

    The accompanying notes are an integral part of the financial statements.

                                                                           Face
                                                            Moody's       Amount       Value
                                                            Ratings       (000)      (Note A-1)
--------------------------------------------------------------------
-------------
      (8)  WinStar Communications, Inc.
            Sr. Discount Notes
            0.00%, 10/15/05                                   Caa1      $    2,100  $  1,761,375
                                                                                    ------------
           GROUP TOTAL                                                                48,394,673
                                                                                    ------------
--------------------------------------------------------------------------------
-------------
TEXTILES/APPAREL (1.0%)
      (3)  Iron Age Corp.
            Sr. Sub. Notes
            9.875%, 5/1/08                                      B3             250       250,000
           Maxim Group, Inc.
            Series B, Gtd. Sr. Sub. Notes
            9.25%, 10/15/07                                     B2             700       714,000
      (3)  Phillips-Van Heusen Corp.
            Sr. Sub. Notes
            9.50%, 5/1/08                                       B1             800       801,000
           Pillowtex Corp.
            Gtd. Sr. Sub. Notes
            10.00%, 11/15/06                                    B2             500       536,250
           William Carter Co.
            Series A, Sr. Sub. Notes
            10.375%, 12/1/06                                    B3             500       535,000
                                                                                    ------------
           GROUP TOTAL                                                                 2,836,250
                                                                                    ------------
--------------------------------------------------------------------
-------------
TRANSPORTATION (1.8%)
           AirTran Airlines, Inc.
            Gtd. Sr. Secured Notes
            10.50%, 4/15/01                                     B2           1,000       995,000
      (3)  Ermis Maritime
            Holdings Ltd.
            Units
            12.50%, 3/15/06                                     B3             915       905,850
           Norfolk Southern Corp.:
            Notes
            7.875%, 2/15/04                                   Baa1             700       753,375
            7.05%, 5/1/37                                     Baa1             825       881,719
           Pegasus Shipping (Hellas) Ltd.
            Series A, First Preferred Ship Mortgage
            Notes
            11.875%, 11/15/04                                   B3             300       302,250
      (3)  Trans World Airlines, Inc.
            Sr. Notes
            11.375%, 3/1/06                                   Caa1           1,500     1,494,375
                                                                                    ------------
           GROUP TOTAL                                                                 5,332,569
                                                                                    ------------
--------------------------------------------------------------------------------
-------------
WASTE MANAGEMENT (0.8%)
      (8)  Allied Waste Industries, Inc.
            Sr. Discount Notes
            0.00%, 6/1/07                                       B3             200       147,500
           Allied Waste North America, Inc.
            Gtd. Sr. Sub. Notes
            10.25%, 12/1/06                                     B3             550       605,688
                                                                           Face
                                                            Moody's       Amount       Value
                                                            Ratings       (000)      (Note A-1)
--------------------------------------------------------------------
-------------
      (3)  Waste Systems International, Inc.
            Sub. Notes
            7.00%, 5/13/05                                     N/R      $    1,500  $  1,500,000
                                                                                    ------------
           GROUP TOTAL                                                                 2,253,188
                                                                                    ------------
--------------------------------------------------------------------
-------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $230,948,836)                                                                235,380,007
                                                                                    ------------
--------------------------------------------------------------------
-------------
MUNICIPAL SECURITIES (0.4%)
--------------------------------------------------------------------
-------------
           New Jersey Economic Development Authority
            Series B, Revenue Bonds:
            Zero Coupon, 2/15/03                               Aaa           1,605     1,229,928
                                                                                    ------------
--------------------------------------------------------------------------------
-------------
TOTAL MUNICIPAL SECURITIES
  (Cost $1,182,170)                                                                    1,229,928
                                                                                    ------------
--------------------------------------------------------------------
-------------
GOVERNMENT & AGENCY SECURITIES (5.0%)
--------------------------------------------------------------------------------
-------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (0.5%)
           REMIC-PAC
            Series 1660, Class E
            6.00%, 1/15/07                                     Aaa           1,370     1,372,137
                                                                                    ------------
--------------------------------------------------------------------------------
-------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.3%)
           15-Year Dwarf TBA
            6.00%, 7/1/13                                      Aaa           1,400     1,384,684
           15-Year TBA
            5.50%, 7/1/13                                      Aaa           1,350     1,309,082
           30-Year TBA:
            6.50%, 7/1/28                                      Aaa           2,400     2,390,232
            6.00%, 7/1/28                                      Aaa           1,500     1,460,145
            7.00%, 7/1/28                                      Aaa           1,150     1,166,169
           REMIC-PAC
            Series 1989-23, Class D
            10.20%, 9/25/18                                    Aaa           1,020     1,034,411
           STRIPS, Series H, Class 2
            11.50%, 5/1/09                                     Aaa             783       875,115
                                                                                    ------------
           GROUP TOTAL                                                                 9,619,838
                                                                                    ------------
--------------------------------------------------------------------------------
-------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.5%)
           30-Year TBA
            7.00%, 7/1/28                                      Aaa           1,150     1,168,320
           Various Pools:
            10.50%, 9/15/15                                    Aaa             126       138,763
            10.50%, 12/15/15                                   Aaa               5         5,103
            10.50%, 3/15/16                                    Aaa              26        29,332
            10.50%, 8/15/16                                    Aaa              35        39,114
                                                                                    ------------
           GROUP TOTAL                                                                 1,380,632
                                                                                    ------------
--------------------------------------------------------------------------------
-------------
TENNESSEE VALLEY AUTHORITY (0.1%)
           Power Bonds, 1996
            Series A
            5.88%, 4/1/36                                      Aaa             340       350,200
                                                                                    ------------
--------------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                                           Face
                                                            Moody's       Amount       Value
                                                            Ratings       (000)      (Note A-1)
--------------------------------------------------------------------
-------------
UNITED STATES TREASURY NOTES (0.6%)
           6.25%, 6/30/02                                      Aaa      $    1,800  $  1,845,288
                                                                                    ------------
--------------------------------------------------------------------
-------------
TOTAL GOVERNMENT & AGENCY SECURITIES
  (Cost $14,507,141)                                                                  14,568,095
                                                                                    ------------
--------------------------------------------------------------------------------
-------------
COLLATERALIZED MORTGAGE OBLIGATIONS (2.2%)
--------------------------------------------------------------------
-------------
           Asset Securitization Corp.:
            Series 1997-D5,
            Class A1C
            6.75%, 2/14/41                                     Aaa             330       343,085
            Series 1996-MD6,
            Class A6
            7.106%, 11/13/26                                  Baa2             420       440,147
            Series 1997-D5,
            Class A1D
            6.85%, 2/14/41                                     Aaa             650       683,293
           Drexel, Burnham & Lambert Trust
            REMIC-PAC, Series S,
            Class 2
            9.00%, 8/1/18                                      Aaa           3,877     3,879,807
           GMAC Commercial Mortgage Securities Inc.
            Series 1997-C1, Class A2
            6.853%, 9/15/06                                    Aaa              80        83,078
           Kidder Peabody Acceptance Corp.
            Series 1994-C1, Class B
            6.85%, 2/1/06                                      N/R             910       924,123
                                                                                    ------------
           GROUP TOTAL                                                                 6,353,533
                                                                                    ------------
--------------------------------------------------------------------
-------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $6,557,965)                                                                    6,353,533
                                                                                    ------------
--------------------------------------------------------------------
-------------
ASSET BACKED OBLIGATIONS (3.1%)
--------------------------------------------------------------------
-------------
           Capita Equipment Receivables Trust,
            Series 1996-1 Class A3
            6.11%, 7/15/99                                     Aaa           1,063     1,064,836
           Constellation Finance
            L.L.C. Airline Receivable Asset Backed Notes
            Series 1997-1
            9.80%, 12/14/02                                    N/R             250       255,000
           ContiMortgage Home Equity Loan Trust, Home
            Equity Loan Certificates:
            Series 1998-1, Class A5
            6.43%, 4/15/16                                     Aaa             425       427,933
            Series 1996-4, Class A8
            7.22%, 1/15/28                                     Aaa             125       129,781
           Fleetwood Credit Corp. Grantor Trust, RV
            Retail Installment Sales Contracts,
            Series 1997-B, Class A
            6.40%, 5/15/13                                     Aaa             785       792,710
                                                                           Face
                                                            Moody's       Amount       Value
                                                            Ratings       (000)      (Note A-1)
--------------------------------------------------------------------
-------------
           Green Tree Financial Corp. Manufactured
            Housing Installment Sale Contracts:
            Series 1993-4, Class B1
            7.20%, 1/15/19                                    Baa3      $    2,000  $  2,006,860
            Series 1997-3, Class A3
            6.73%, 7/15/28                                     Aaa           1,310     1,324,318
           Green Tree Home Equity Loan Trust, Home
            Equity Loan Certificates
            Series 1998-C, Class A2
            6.03%, 7/15/29                                     N/R             440       440,686
           Green Tree Recreational, Equipment & Consumer
            Trust, Consumer Products & Equipment Retail
            Installment Sale Contracts,
            Series 1997-C, Class A-1
            6.49%, 2/15/18                                     N/R             867       877,773
           IMC Home Equity Loan Trust, Home Equity Loan
            Certificates,
            Series 1998-3, Class A3
            6.16%, 5/20/14                                     Aaa             165       164,974
           Nationscredit Grantor Trust, Boat Retail
            Installment Sale Contracts,
            Series 1996-1, Class A
            5.85%, 9/15/11                                     Aaa             681       676,153
           New Century Home Equity Loan Trust, Mortgage
            Loan Certificates
            Series 1997-D6, Class A4
            6.73%, 7/25/22                                     Aaa             100       101,502
           Southern Pacific Secured Assets Corp.,
            Mortgage Loan Certificates
            Series 1998-1, Class A2
            6.27%, 2/25/18                                     Aaa             550       550,743
           UCFC Acceptance Corp.
            Home Equity Loan Certificates,
            Series 1996-B1, Class A7
            8.20%, 9/15/27                                     Aaa             110       119,597
                                                                                    ------------
           GROUP TOTAL                                                                 8,932,866
                                                                                    ------------
--------------------------------------------------------------------
-------------
TOTAL ASSET BACKED OBLIGATIONS
  (Cost $8,718,820)                                                                    8,932,866
                                                                                    ------------
--------------------------------------------------------------------
-------------

                                                                          Shares/
                                                                           Units
--------------------------------------------------------------------------------
----------------
COMMON STOCKS (1.3%)
--------------------------------------------------------------------------------
----------------
BROADCASTING (0.0%)
           Pegasus Communications Corp.                                        564        11,844
                                                                                    ------------
--------------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                                          Shares/
                                                                           Units       Value
--------------------------------------------------------------------
-------------
CABLE (0.0%)
           OpTel, Inc.                                                         500  $          5
                                                                                    ------------
--------------------------------------------------------------------
-------------
CONSUMER PRODUCTS & SERVICES (0.0%)
           Coinstar, Inc.                                                   11,887       109,955
      (1)  Crown Packaging Enterprises Ltd.                                253,746         2,537
                                                                                    ------------
           GROUP TOTAL                                                                   112,492
                                                                                    ------------
--------------------------------------------------------------------
-------------
FINANCIAL SERVICES (0.0%)
(1)(5)(7)  Westfed Holdings, Inc.
            Class B (acquired 9/20/88, $127)                                12,670             0
                                                                                    ------------
--------------------------------------------------------------------
-------------
FOOD & BEVERAGES (0.8%)
   (1)(5)  Dr. Pepper Bottling Holdings, Inc.
            Class A (acquired 2/25/97, cost $1,181,250)                     75,000     2,400,000
      (1)  Specialty Foods Corp.                                            30,000         1,500
                                                                                    ------------
           GROUP TOTAL                                                                 2,401,500
                                                                                    ------------
--------------------------------------------------------------------------------
----------------
INDUSTRIAL GOODS & MATERIALS (0.1%)
(1)(5)(7)  CIC I Acquisition Corp.
            (acquired 10/18/89, cost $1,076,715)                             2,944       200,192
                                                                                    ------------
--------------------------------------------------------------------------------
----------------
METALS & MINING (0.0%)
           Sheffield Steel Corp.                                             6,250        26,563
                                                                                    ------------
--------------------------------------------------------------------------------
----------------
PAPER & FOREST PRODUCTS (0.2%)
      (1)  Mail-Well, Inc.                                                  14,204       308,049
      (1)  Mail-Well, Inc.                                                   7,102       154,025
                                                                                    ------------
           GROUP TOTAL                                                                   462,074
                                                                                    ------------
--------------------------------------------------------------------------------
----------------
RESTAURANTS, HOTELS & GAMING (0.1%)
      (1)  Casino America Inc.                                              14,947        51,380
      (1)  Colorado Gaming & Entertainment, Co.                             26,465       145,558
           Elsinore Corp.                                                   86,539       135,216
      (1)  Motels of America, Inc.                                             500         8,500
                                                                                    ------------
           GROUP TOTAL                                                                   340,654
                                                                                    ------------
--------------------------------------------------------------------------------
----------------
RETAIL (0.0%)
   (1)(5)  Jewel Recovery L.P.
            (acquired 7/30/93, cost $0)                                     49,559             0
                                                                                    ------------
--------------------------------------------------------------------------------
----------------
TELECOMMUNICATIONS (0.1%)
           Intermedia Communications, Inc.                                   1,100        46,063
           Nextel Communications, Inc.
            Class A                                                          4,957       122,996
      (1)  Pagemart Nationwide, Inc.                                         7,000        63,000
                                                                                    ------------
           GROUP TOTAL                                                                   232,059
                                                                                    ------------
--------------------------------------------------------------------------------
----------------
TOTAL COMMON STOCKS
  (Cost $3,275,566)                                                                    3,787,383
                                                                                    ------------
--------------------------------------------------------------------
-------------
                                                                          Shares/
                                                                           Units       Value
--------------------------------------------------------------------
-------------
PREFERRED STOCKS (4.3%)
--------------------------------------------------------------------------------
----------------
AEROSPACE/DEFENSE (0.4%)
      (1)  GPA Group plc
            7% Second Preference Cum. Conv.                              2,125,000  $  1,211,250
                                                                                    ------------
--------------------------------------------------------------------
-------------
BROADCASTING (1.4%)
      (3)  Benedek Communications Corp.
            11.50% Sr. Exchangeable                                            150       151,500
      (1)  Pegasus Communications Corp.:
            12.75% Units                                                       250       289,375
      (1)   Cum. Exchangeable,
            Series A                                                            49        54,698
      (3)  Source Media Inc.
            13.5% Units                                                     56,856     1,648,824
      (1)  Spanish Broadcasting System, Inc.
            14.25% Cum. Exchangeable                                        17,140     1,816,840
                                                                                    ------------
           GROUP TOTAL                                                                 3,961,237
                                                                                    ------------
--------------------------------------------------------------------------------
----------------
CABLE (0.4%)
           Adelphia Communications Corp.
            13% Cum. Exchangeable, Series B                                  5,000       595,000
           DIVA Systems Corp.
            Series D                                                        56,913       648,808
           NTL, Inc.
            13% Exchangeable, Series B                                           1           652
                                                                                    ------------
           GROUP TOTAL                                                                 1,244,460
                                                                                    ------------
--------------------------------------------------------------------------------
----------------
CONSUMER PRODUCTS & SERVICES (0.0%)
           Renaissance Cosmetics, Inc.
            14% Cumulative                                                       2            23
                                                                                    ------------
--------------------------------------------------------------------
-------------
FINANCIAL SERVICES (0.0%)
(1)(5)(7)  West Fed Holdings, Inc.
            Class A (acquired 9/20/88-6/18/93, cost $3,611,992)             42,759        42,759
                                                                                    ------------
--------------------------------------------------------------------
-------------
METALS & MINING (0.0%)
           International Utility Structures, Inc.
            13% Units                                                          150       166,500
                                                                                    ------------
--------------------------------------------------------------------
-------------
PAPER & FOREST PRODUCTS (0.4%)
           SD Warren Co.
            14% Cum. Exchangeable, Series B                                 21,459     1,072,950
                                                                                    ------------
--------------------------------------------------------------------------------
----------------
PUBLISHING & INFORMATION SERVICES (0.2%)
           Primedia, Inc.
            10% Cum. Exchangeable, Series D                                  5,000       518,750
                                                                                    ------------
--------------------------------------------------------------------------------
----------------
RESTAURANTS, HOTELS & GAMING (0.2%)
           AmeriKing, Inc.
            13% Cum. Exchangeable                                           17,598       475,146
                                                                                    ------------
--------------------------------------------------------------------------------
----------------
TELECOMMUNICATIONS (1.3%)
      (1)  Intermedia Communications, Inc.:
            7% Jr. Convertible, Series E                                    44,000     1,617,000
            13.5% Exchangeable, Series B                                     2,981       351,739
           NEXTLINK Communications, Inc.
            14% Cum. Exchangeable                                           11,285       705,313

    The accompanying notes are an integral part of the financial statements.

                                                                          Shares/
                                                                           Units       Value
--------------------------------------------------------------------
-------------
           Nextel Communications, Inc.
            13% Cum. Exchangeable, Series D                                    877  $    991,010
      (3)  Rural Cellular Corp.
            11.375% Sr. Exchangeable                                           250       252,500
                                                                                    ------------
           GROUP TOTAL                                                                 3,917,562
                                                                                    ------------
--------------------------------------------------------------------
-------------
TOTAL PREFERRED STOCKS
  (Cost $13,394,101)                                                                  12,610,637
                                                                                    ------------
--------------------------------------------------------------------
-------------
RIGHTS (0.0%)
--------------------------------------------------------------------
           Terex Corp.
            Expiring 5/15/02 (Cost $0)                                       6,000       138,000
                                                                                    ------------
--------------------------------------------------------------------
-------------
WARRANTS (0.9%)
--------------------------------------------------------------------
      (1)  Advanced Radio Telecommunications Corp.
            expiring 2/15/07                                                13,500       165,375
      (1)  American Telecasting, Inc.
            expiring 6/23/99                                                   525             0
      (1)  Ampex Corp.
            expiring 3/15/03                                                25,500        40,035
      (1)  Australis Holdings Pty Ltd.
            expiring 10/30/01                                                2,250            14
      (1)  Boomtown, Inc.
            expiring 11/1/98                                                   500             5
      (1)  CHC Helicopter Corp.
            expiring 12/15/00                                                6,000        18,000
      (1)  Capital Gaming International, Inc.
            expiring 2/1/99                                                  5,704             0
      (1)  Casino America, Inc.
            expiring 5/3/01                                                  2,646            26
   (1)(7)  Chi Energy, Inc.:
            Series B,
            expiring 11/8/03                                                 7,578        18,195
            Series C,
            expiring 11/8/05                                                 4,919        11,811
      (1)  Concentric Network Corp.
            expiring 12/15/07                                                  750        78,750
   (1)(7)  Consolidated Hydro, Inc.
            expiring 12/31/03                                                5,400             0
      (1)  County Seat Stores, Inc.
            expiring 10/15/98                                                1,520            15
      (1)  Crown Packaging Holdings, Ltd.
            expiring 11/1/03                                                 2,000         1,000
      (1)  DIVA Systems Corp.
            expiring 5/15/06                                                 1,925       442,750
      (1)  Dairy Mart Convenience Stores, Inc.
            expiring 12/1/01                                                11,665         5,833
      (1)  E. Spire Communications, Inc.
            expiring 11/1/05                                                 2,000       220,000
      (1)  Elsinore Corp.
            expiring 10/8/98                                                79,941             0
      (1)  Golden Ocean Group, Ltd.
            expiring 8/31/01                                                 1,032         9,288
      (1)  Great American Cookie Co.
            expiring 1/30/00                                                   225         2,250
      (1)  Hemmeter Enterprises, Inc.
            expiring 12/15/99                                                9,000             0
      (1)  IHF Capital, Inc.
            expiring 11/14/99                                                  500        15,000
                                                                          Shares/
                                                                           Units       Value
--------------------------------------------------------------------
-------------
      (1)  IntelCom Group, Inc.
            expiring 9/1/05                                                  2,145  $     55,770
      (1)  Interact Systems, Inc.
            expiring 8/1/03                                                    750             0
      (1)  McCaw International Ltd.
            expiring 4/15/07                                                 1,000         5,000
      (1)  Microcell Telecommunications:
            expiring 06/01/06                                                1,600        30,048
      (1)  NEXTLINK Communications, Inc.
            expiring 2/1/09                                                  9,500             0
      (1)  Nextel Communications, Inc.
            expiring 4/25/99                                                   750           870
      (1)  Orion Network Systems, Inc.
            expiring 1/31/07                                                   500         8,000
      (1)  Price Communications Corp.
            expiring 8/1/07                                                  3,956        39,560
      (1)  Star Choice Communications
            expiring 12/15/05                                               11,580        19,676
      (1)  SD Warren Co.
            expiring 12/15/06                                               12,000        60,000
      (1)  Source Media, Inc.
            expiring 11/01/07                                               30,731           307
      (1)  Spanish Broadcasting System
            expiring 6/29/99                                                 1,500       735,000
            expiring 6/30/99                                                 1,500       315,000
      (1)  USN Communications, Inc.
            expiring 10/15/04                                                7,600        91,200
      (1)  United International Holdings
            expiring 11/15/99                                                2,950        35,400
      (1)  Wright Medical Technology
            expiring 6/30/03                                                   618        61,765
                                                                                    ------------
           GROUP TOTAL                                                                 2,485,943
                                                                                    ------------
--------------------------------------------------------------------
-------------
TOTAL WARRANTS
  (Cost $1,780,100)                                                                    2,485,943
                                                                                    ------------
--------------------------------------------------------------------
-------------
                                                                                        Face
                                                                          Moody's      Amount
                                                                          Ratings      (000)
--------------------------------------------------------------------------------
----------------
SHORT-TERM INVESTMENTS (2.1%)
--------------------------------------------------------------------
           Federal Home Loan Bank
            Discount Notes
            Zero coupon, 7/1/98
            (cost $6,252,000                                   N/R       $   6,252     6,252,000
                                                                                    ------------
--------------------------------------------------------------------
-------------
TOTAL DOMESTIC SECURITIES
  (Cost $286,616,699)                                                                291,738,392
                                                                                    ------------
--------------------------------------------------------------------
-------------
FOREIGN SECURITIES (2.1%)
--------------------------------------------------------------------------------
----------------
CORPORATE OBLIGATIONS (2.1%)
--------------------------------------------------------------------
FINLAND (0.2%)
           Okobank
            Perpetual Medium Term
            Notes
            6.188%                                              A3        USD  530       526,025
                                                                                    ------------
--------------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                                           Face
                                                            Moody's       Amount
                                                            Ratings        (000)       Value
--------------------------------------------------------------------
-------------
FRANCE (0.6%)
      (9)  Credit Lyonnais
            Perpetual Sub. Notes
            6.75%                                             Baa2        USD  660  $    644,028
           L'Auxiliare du Credit
            Foncier de France:
            Gtd. Sub. Notes
            5.598%, 10/22/02                                  Baa3        USD  680       663,884
            Sr. Unsub. Notes
            8.00%, 1/14/02                                      A3        USD  320       337,000
                                                                                    ------------
                                                                                       1,644,912
                                                                                    ------------
--------------------------------------------------------------------
-------------
JAPAN (0.2%)
           Fuji Finance
            (Cayman) Ltd.:
            Perpetual Gtd. Notes
            7.30%                                             Baa2        USD  370       314,500
            Perpetual Sub. Notes
            6.425%                                            Baa1        USD  430       346,150
                                                                                    ------------
                                                                                         660,650
                                                                                    ------------
--------------------------------------------------------------------
-------------
SWEDEN (1.1%)
           ForeningsSparbanken AB
            Perpetual Jr. Sub.
            Medium Term Notes
            6.438%                                              A3        USD  980       983,724
      (3)  Perpetual Sub. Notes
            7.50%                                               A3        USD  420       434,700
           Skandinaviska Enskilda
            Banken AB
            Perpetual Sub. Notes:
            7.50%                                              N/R       USD 1,250     1,290,575
            6.625%                                            Baa1        USD  400       401,356
                                                                                    ------------
                                                                                       3,110,355
                                                                                    ------------
           GROUP TOTAL                                                                 5,941,942
                                                                                    ------------
--------------------------------------------------------------------
-------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $5,933,701)                                                                    5,941,942
                                                                                    ------------
--------------------------------------------------------------------
-------------
                                                                                       Value
--------------------------------------------------------------------
-------------
TOTAL FOREIGN SECURITIES
  (Cost $5,933,701)                                                                 $  5,941,942
                                                                                    ------------
--------------------------------------------------------------------
-------------
TOTAL INVESTMENTS (102.2%)
  (Cost $292,550,400)                                                                297,680,334
                                                                                    ------------
--------------------------------------------------------------------------------
----------------
LIABILITIES IN EXCESS OF
OTHER ASSETS (-2.2%)                                                                 (6,334,474)
                                                                                    ------------
--------------------------------------------------------------------------------
----------------
NET ASSETS (100%)
           Applicable to 34,632,153 issued and outstanding $.001 par value Shares
            (authorized 100,000,000 shares)                                         $291,345,860
                                                                                    ------------
                                                                                    ------------
--------------------------------------------------------------------
-------------

N/R--Not Rated.
PAC--Planned Amortization Class.
REMIC--Real Estate Mortgage Investment Conduit.
STRIPS--Separate Trading of Registered Interest and Principal Securities.
TBA--Security is subject to delayed delivery.
  (1)  Non-income producing security.
  (2)  Defaulted security.
  (3)  144A Security. Certain conditions for public sale may exist.
  (4)  Payment in kind bond. Market value includes accrued interest.
  (5) Restricted as to private and public resale. Total cost of restricted securities at June 30, 1998 aggregated $5,870,084. Total market value of restricted securities owned at June 30, 1998 was $2,642,951 or 0.91% of net assets.
  (6)  Private Placement.
  (7) Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.
  (8) Step Bond--Coupon rate is low or zero for an initial period and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity.
  (9) Floating Rate--The interest rate changes on these instruments based upon a designated base rate. The rates shown are those in effect at June 30, 1998.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES                                                   June 30, 1998
                                                                                        (Unaudited)
---------------------------------------------------------------------------------------------------
ASSETS:
    Investments at Value
      (Cost $292,550,400) (Note A-1)............................................       $297,680,334
    Cash........................................................................              1,646
    Interest Receivable (Note A-4)..............................................          4,534,402
    Dividend Receivable (Note A-4)..............................................                 28
    Receivable for Investments Sold.............................................          2,531,602
    Other Assets................................................................             34,186
---------------------------------------------------------------------------------------------------
        Total Assets............................................................        304,782,198
---------------------------------------------------------------------------------------------------
LIABILITIES:
      Investments Purchased.....................................................         12,812,515
      Investment Advisory Fees (Note B).........................................            365,680
      Shareholders' Reports.....................................................            105,983
      Shareholder Servicing Fees................................................             61,035
      Professional Fees.........................................................             49,635
      Administrative Fees (Note C)..............................................             26,812
      Custodian Fees............................................................              8,541
      Miscellaneous Fees........................................................              6,137
---------------------------------------------------------------------------------------------------
        Total Liabilities.......................................................         13,436,338
---------------------------------------------------------------------------------------------------
NET ASSETS......................................................................       $291,345,860
                                                                                  -----------------
                                                                                  -----------------
NET ASSETS CONSIST OF:
    Capital Shares at $.001 Par Value...........................................        $    34,632
    Capital Paid in Excess of Par Value.........................................        295,039,073
    Accumulated Net Investment Loss.............................................           (181,916)
    Accumulated Net Realized Loss...............................................         (8,675,863)
    Unrealized Appreciation on Investments......................................          5,129,934
NET ASSETS APPLICABLE TO 34,632,153 ISSUED AND OUTSTANDING SHARES (AUTHORIZED
  100,000,000 SHARES)...........................................................       $291,345,860
                                                                                  -----------------
                                                                                  -----------------
NET ASSET VALUE PER SHARE.......................................................        $      8.41
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS                                                           Six Months Ended
                                                                                     June 30, 1998
                                                                                       (Unaudited)
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest (Note A-4).........................................................       $13,145,622
    Dividends (Note A- 4).......................................................            58,973
--------------------------------------------------------------------------------------------------
      Total Income..............................................................        13,204,595
--------------------------------------------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees (Note B)...........................................           727,137
    Administrative Fees (Note C)................................................           171,192
    Shareholder Servicing Fees..................................................            82,284
    Shareholders' Reports.......................................................            70,605
    Custodian Fees..............................................................            44,984
    Professional Fees...........................................................            32,294
    Directors' Fees and Expenses................................................            19,437
    Other.......................................................................            66,299
--------------------------------------------------------------------------------------------------
      Total Expenses............................................................         1,214,232
--------------------------------------------------------------------------------------------------
    Expense Offset (Note A-4)...................................................                --
--------------------------------------------------------------------------------------------------
      Net Expenses..............................................................         1,214,232
--------------------------------------------------------------------------------------------------
      Net Investment Income.....................................................        11,990,363
--------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS................................................         2,175,502
--------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS...................        (2,485,627)
--------------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation............          (310,125)
--------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................       $11,680,238
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Six Months Ended
                                                                                     June 30, 1998          Year Ended
                                                                                       (Unaudited)   December 31, 1997
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income.......................................................      $ 11,990,363        $ 24,024,970
    Net Realized Gain on Investments............................................         2,175,502             381,883
    Change in Unrealized Appreciation / Depreciaion on Investments..............        (2,485,627)         12,659,532
----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................        11,680,238          37,066,385
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    Net Investment Income.......................................................       (12,465,145)        (26,270,243)
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
    Common Stock Issued through Reinvestment of Distributions (20,310 and 65,906
     shares, respectively)......................................................           172,027             529,012
----------------------------------------------------------------------------------------------------------------------
      Net Increase in Net Assets Resulting from Capital Share Transactions......           172,027             529,012
----------------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease) in Net Assets...................................          (612,880)         11,325,154
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Period.........................................................       291,958,740         280,633,586
----------------------------------------------------------------------------------------------------------------------
    End of Period (Including undistributed net investment income (loss) of
     $(181,916) and $292,866, respectively).....................................      $291,345,860        $291,958,740
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

               FINANCIAL HIGHLIGHTS
                                                     Six Months Ended                   Year Ended December 31,
                                                        June 30, 1998     ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                          (Unaudited)         1997       1996   1995Section     1994      1993
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............            $  8.44     $   8.12   $   8.63   $   8.05   $   9.00   $   8.42
------------------------------------------------------------------------------------------------------------------------------
Offering Costs....................................                 --           --      (0.02)        --         --         --
------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
    Net Investment Income.........................               0.35         0.69       0.75       0.86       0.83       0.91
    Net Realized and Unrealized Gain (Loss) on
     Investments..................................              (0.02)        0.39       0.18       0.48      (1.06)      0.57
------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Activities............               0.33         1.08       0.93       1.34      (0.23)      1.48
------------------------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income.........................              (0.36)       (0.76)     (0.90)     (0.76)     (0.72)     (0.90)
------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares Issued
 through Rights Offering..........................                 --           --      (0.52)        --         --         --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....................            $  8.41     $   8.44   $   8.12   $   8.63   $   8.05   $   9.00
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD.............            $  8.38     $   8.75   $   7.63   $   7.88   $   7.00   $   8.50
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Net Asset Value (1)...........................               3.95%#      14.03      10.59%+    17.41%     (2.67)%    18.47%
    Market Value..................................              (0.15)%#     25.90%     10.05%+    24.34%     (9.48)%    12.46%
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Thousands).............           $291,346     $291,959   $280,634   $210,441   $196,379   $219,355
------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets Including
 Expense Offsets..................................               0.83%*       0.84%      0.94%      0.92%      0.83%      0.88%
Ratio of Expenses to Average Net Assets...........               0.83%*       0.84%      0.95%        --         --         --
Ratio of Net Investment Income to Average Net
 Assets...........................................               8.24%*       8.47%      9.23%     10.22%      9.75%     10.34%
Portfolio Turnover Rate...........................               54.6%#       97.7%      81.0%      44.1%      70.6%     117.5%
------------------------------------------------------------------------------------------------------------------------------

Section BEA Associates replaced CS First Boston Investment management as the
        Fund's investment adviser effective June 13, 1995.
      * Annualized
      # Not Annualized
      + Adjusted for Rights Offering.
    (1) Total investment return based on per share net asset value reflects the effects of change in net asset value on the performance of the Fund during each period, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

        Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

------------

BEA Income Fund, Inc. (the "Fund"), was incorporated on February 11, 1987 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund's investment objective is to seek current income through investments primarily in debt securities.

A. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

1. SECURITY VALUATION: Market values for fixed income securities are valued at the latest quoted bid price in the over-the-counter market. However, fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Other securities listed on an exchange are valued at the latest quoted sales prices on the day of valuation or if there was no sale on such day, the last bid price quoted on such day. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors. Such securities have a value of $272,957 (or 0.09% of net assets) at June 30, 1998. In determining fair value, consideration is given to cost, operating and other financial data.

   The Fund may invest up to 10% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). These securities are valued pursuant to the valuation procedures noted above.

2. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Interest income is recognized on the accrual basis. Discounts on securities purchased are amortized according to the effective yield method over their respective lives. Discount or premium on mortgage backed securities is recognized upon receipt of principal payments on the underlying mortgage pools. Dividend income is recorded on the ex-dividend date.

   The Fund maintains a cash balance with its custodian and receives a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balances. For the six months ended June 30, 1998, custodian fees and expense offsets were increased by $4,049. There was no effect on net investment income. The Fund could have invested such cash amounts in income producing assets if it had not agreed to a reduction of fees or expenses under the expense-offset arrangement with its Custodian.

5. DELAYED DELIVERY COMMITMENTS: The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

6. DIVIDENDS AND DISTRIBUTIONS: The Fund pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains in excess of applicable capital losses, including capital loss carryforward. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gains distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are principally due to timing of the recognition of defaulted bond interest.

   Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and paid in capital.

B. BEA Associates (the "Adviser") provides investment advisory services to the Fund under the terms of an Advisory Agreement. Under the Advisory Agreement, the

   Adviser is paid a fee, computed weekly and payable quarterly at an annual rate of .50% of average weekly net assets.

C. The Chase Manhattan Bank ("Chase"), through its affiliate Chase Global Funds Services Company ("CGFSC" or the "Administrator"), provides administrative services to the Fund under the terms of an Administration Agreement. Under the Agreement, the Administrator is paid a fee, computed weekly and payable monthly, at an annual rate of .15% of the Fund's first $100 million of average weekly net assets, .10% of the Fund's next $300 million of average weekly net assets and
 .05% of the Fund's average weekly net assets in excess of $400 million.

Chase provides custodial services to the Fund. Under the Custody Agreement, Chase is paid a fee, computed weekly and payable monthly, at an annual rate of
 .03% of the Fund's first $50 million of average weekly net assets, .02% of the Fund's next $50 million of average weekly net assets and .01% of the Fund's average weekly net assets in excess of $100 million.

Chase provides transfer agent services to the Fund. Under the Transfer Agent Agreement, Chase is paid a fee based on the number of accounts in the Fund per year. In addition, the Fund is charged certain out-of-pocket expenses by Chase.

D. During the six months ended June 30, 1998, the Fund made purchases of $171,168,883 and sales of $158,343,590 of investment securities other than U.S. Government securities and short term investments. During the six months ended June 30, 1998, purchases and sales of U.S. Government securities were $22,497,747 and $33,566,521, respectively. At June 30, 1998, the cost of investments for Federal income tax purposes was $291,695,960. Accordingly, net unrealized depreciation for Federal income tax purposes aggregated $5,635,298, of which $18,453,494 related to appreciated securities and $12,818,196 related to depreciated securities.

At December 31, 1997 the Fund had a capital loss carryforward of $11,235,467 available to offset future capital gains of which $4,225,267, $882,969, $3,865,851 and $2,261,380 will expire on December 31, 1998, 1999, 2000 and 2003, respectively.

E. At June 30, 1998, 73.20% of the Fund's net assets comprised high yield fixed income securities. The financial condition of the issuers of the securities and general economic conditions may affect the issuers' ability to make payments of income and principal, as well as the market value of the securities. Such investments may also be less liquid and more volatile than investments in higher rated fixed income securities.

F. The Fund's Board of Directors has approved a share repurchase program authorizing the Fund from time to time to make open-market purchases on the New York Stock Exchange of up to 10 percent of the Fund's shares outstanding as of December 11, 1990. There were no repurchases of shares during the six months ended June 30, 1998.

G. The Fund issued to its shareholders of record as of the close of business on September 27, 1996 transferable Rights to subscribe for up to an aggregate of 10,160,570 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $7.15 per share. During October 1996, the Fund issued a total of 10,160,570 shares of Common Stock on exercise of such Rights. Rights' offering costs of $550,000 were charged directly against the proceeds of the Offering.

            SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED):

                                               AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS
                                                             THREE MONTHS ENDED
                                ----------------------------------------------------------------------------
                                 MARCH 31, 1998       JUNE 30, 1998
                                -----------------   ------------------
Investment Income.............  $  6,624   $ 0.19   $  6,580   $  0.19
Net Investment Income.........     6,017     0.18      5,973      0.17
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation/Depreciation on
 Investments..................     3,082     0.09     (3,392)    (0.10)
Net Increase in Net Assets
 Resulting from Operations....     9,099     0.27      2,581      0.07


                                                                          SEPTEMBER 30,       DECEMBER 31,
                                 MARCH 31, 1997       JUNE 30, 1997            1997               1997
                                -----------------   ------------------   ----------------   ----------------
Investment Income.............  $  7,183   $ 0.21   $  6,361   $  0.18   $ 6,479   $ 0.19   $ 6,374   $ 0.18
Net Investment Income.........     6,609     0.19      5,782      0.17     5,881     0.17     5,753     0.16
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation/Depreciation on
 Investments..................    (2,551)   (0.07)     6,315      0.18     3,142     0.09     6,133     0.19
Net Increase in Net Assets
 Resulting from Operations....     4,058     0.12     12,097      0.35     9,023     0.26    11,886     0.35

                   SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)

The Annual Meeting of the Stockholders of the BEA Income Fund, Inc., was held on Monday, May 11, 1998 at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York City. The following is a summary of each proposal presented and the total number of shares voted:

                                                            VOTES IN      VOTES       VOTES
PROPOSAL                                                    FAVOR OF      AGAINST     ABSTAINED
-------------------------------------------------------     --------      ------      ------
1.        To elect the following four Directors:
          Messrs. Enrique R. Arzac, Lawrence J. Fox,
          James S. Pasman Jr., and William W. Priest,
          Jr.                                               30,965,912    383,250        --
2.        To ratify the selection of
          PricewaterhouseCoopers LLP as independent
          public accountants of the Fund until the next
          annual meeting.                                   30,820,561    228,873     299,727

DESCRIPTION OF DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN

---------

Pursuant to the BEA Income Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder may elect to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Chase Manhattan Bank, as the plan agent (the "Plan Agent"). Shareholders who do not make this election will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at Dividend Reinvestment Department -- Retail, 4 New York Plaza, New York, NY 10004. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.
    Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.
    The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of the Fund valued at the lower of market price or net asset value as determined at the time of purchase (generally on the payable date of the dividend) as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at a price equal to net asset value but not less than 95% of the then current market price of the Fund shares. The Fund will not issue shares under the Plan below net asset value. If net asset value determined as at the time of purchase exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Agent will, as agent for the participants, endeavor to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, on behalf of all participants, and will allocate to you your pro rata portion based on the average price paid (including brokerage commissions) for all shares purchased. Shares acquired on behalf of participants in the open market will be purchased at the prevailing market price. Fractions of a share allocated to you will be computed to four decimal places. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.
    For all purposes of the Plan: (a) the market price of the Fund's common stock on a dividend payment date shall be the last sale price on the New York Stock Exchange on that date, or, if there is no such sale, then the mean between the closing bid and asked quotations for such stock, and (b) net asset value per share of the Fund's commons stock on a particular date shall be as determined by or on behalf of the Fund.
    Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from $100 to $3,000, for investment in the Fund's common stock. Shareholders should be aware that cash contributions will be used to purchase shares of the Fund in the open market regardless of whether such shares are selling above, at or below the net asset value of the Fund. As a result, shareholders may be purchasing shares at a market price that reflects a premium to the Fund's net asset value.
    Cash contributions should be in the form of a check or money order and made payable in U.S. dollars and directed to The Chase Manhattan Bank, Dividend Reinvestment Department -- Retail, 4 New York Plaza, New York, NY 10004. Deliveries to any other address do not constitute valid delivery.
    A detachable form for use in making voluntary cash payments will be attached to each Dividend Reinvestment Plan statement you receive. The same amount of money need not be sent each month and there is no obligation to make an optional cash payment each month.
    Payments received by the Agent will be used to purchase stock under the Plan. Prior to such purchase of stock by the Agent, no interest will be paid on such funds sent to the Agent. Therefore, voluntary cash payments should be sent to reach the Agent shortly (but at least five business days) before the dividend payment date. Voluntary cash payments received after the five business day deadline will be invested by the Agent on the next succeeding dividend payment date. Dividend payment dates are expected to be the 15th (or next business day) of each month.
    You may obtain a refund of any voluntary cash payment if a request for such a refund is received in writing by the Agent not less than 48 hours before the next succeeding dividend payment.
    There is no charge to participants for reinvesting dividends or capital gains distributions. The Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions, or voluntary cash payments.
    Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing stock for all participants in blocks and pro rating the lower commissions thus attainable.
    The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends and distributions.
    While the Fund presently intends to continue the Plan indefinitely, experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders of the Fund at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent by at least 30 days' written notice to all shareholders of the Fund.
    Any notices, questions or other correspondence regarding the Plan should be addressed to The Chase Manhattan Bank, Customer Service Department, 4 New York Plaza, New York, NY 10004. Be sure to include a reference to BEA Income Fund, Inc. or you may call (800) 428-8890.